Exhibit 10.3

EXECUTION VERSION

DEPOSITARY AGREEMENT

Dated as of May 19, 2023

by and among

FUELCELL ENERGY OPCO FINANCE 1, LLC,

as Borrower,

INVESTEC BANK PLC,
as Collateral Agent,

INVESTEC BANK PLC,

as Administrative Agent,

and

LIBERTY bank,

as Depositary Agent

T A B L E O F C O N T E N T S

i

EXHIBITS AND APPENDICES

Exhibit A	-	Form of Withdrawal Certificate
Appendix I	-	Addresses

ii

This DEPOSITARY AGREEMENT, dated as of May 19, 2023, (as may be amended, supplemented, amended and restated or otherwise modified from time to time, this “Agreement”), is entered into among FuelCell Energy Opco Finance 1, LLC, a Delaware limited liability company (the “Borrower”), INVESTEC BANK PLC, as collateral agent for the Secured Parties (in such capacity, together with any successor collateral agent thereto, the “Collateral Agent”), and as administrative agent under the Financing Agreement (in such capacity, together with any successor administrative agent thereto, the “Administrative Agent”), and LIBERTY bank, as depositary agent, bank and securities intermediary (in such capacity, together with any successor depositary agent, bank and securities intermediary thereto, the “Depositary Agent”) for the Secured Parties.

RECITALS:

WHEREAS, the Borrower, the lenders and issuing banks party thereto from time to time, the Administrative Agent and the Collateral Agent are entering into that certain Financing Agreement, dated as of the date hereof (the “Financing Agreement”), which provides, among other things, for the borrowing of Loans and the issuance of Letters of Credit, in each case for uses as contemplated by the Financing Agreement;

WHEREAS, the Borrower Entities and the Collateral Agent are entering into that certain Omnibus Pledge and Security Agreement (the “Omnibus Pledge and Security Agreement”), which provides, among other things, for the guarantee of the Obligations by the guarantor parties thereto, and the grant in favor of the Collateral Agent, for the benefit of the Secured Parties, of a continuing perfected security interest in the collateral described therein;

WHEREAS, it is a condition precedent to the effecting of the Credit Events contemplated by the Financing Agreement, that the Borrower enter into this Agreement; and

WHEREAS, the parties hereto desire to enter into this Agreement to, among other things, appoint Depositary Agent, as depositary agent, bank and securities intermediary hereunder, grant the Collateral Agent, for the benefit of the Secured Parties, a continuing perfected security interest in the Accounts, and set forth certain procedures for the deposit, investment and disbursement of funds from the Accounts.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged and in reliance upon the representations, warranties and covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS; INTERPRETATION

Section 1.1               Certain Defined Terms. Unless otherwise defined herein, terms defined in the Financing Agreement and used herein (including in the preamble, recitals, exhibits and schedules hereto) shall have the meanings given to them in the Financing Agreement. In addition, as used in this Agreement, the following terms shall have the following meanings:

“Acceptable Bank” means (a) each of the Lenders and their respective Affiliates, (b) any commercial bank or financial institution having (i) a long-term unsecured senior debt rating of at least Baa1 or better by Moody’s or BBB+ or better by S&P or Fitch and (ii) retained earnings of at least $1,000,000,000, or (c) any bank or financial institution otherwise reasonably acceptable to the Administrative Agent in its sole discretion.

“Account Collateral” has the meaning specified in Section 2.3(a).

“Accounts” has the meaning specified in Section 2.2.

“Administrative Agent” has the meaning specified in preamble to this Agreement.

“Agents” means the Collateral Agent, the Depositary Agent, and the Administrative Agent.

“Agreement” has the meaning specified in the preamble to this Agreement.

“Authorized Officer” has the meaning specified in Section 6.2(b).

“Borrower” has the meaning specified in the preamble to this Agreement.

“Breakage Costs” means the amount of any payments due under any Interest Rate Agreement as a result of any prepayment.

“Capital Expenditure Reserve Account” means the Account of such name established pursuant to Section 2.2(a)(vi).

“Cash Sweep Amount” means, as of each Quarterly Payment Date commencing with (and including) the last Business Day of June 2025 and ending on (and including) the last Business Day of March 2026, an amount equal to $675,000.

“Collateral Agent” has the meaning specified in the preamble to this Agreement.

“Debt Payment Deficiency” has the meaning set forth in Section 3.3(d).

“Debt Service Reserve Account” means the Account of such name established pursuant to Section 2.2(a)(ii).

“Depositary Agent” has the meaning specified in the preamble to this Agreement.

“Distribution Reserve Account” means the Account of such name established pursuant to Section 2.2(a)(iv).

“DSR Letter of Credit” means a Letter of Credit issued in favor of the Collateral Agent for the benefit of the Lender Parties under the Financing Agreement to satisfy the Debt Service Reserve Requirement.

“Electronic Means” has the meaning specified in Section 6.2(b).

“Excluded Asset” is defined in the Omnibus Pledge and Security Agreement.

“Financial Assets” has the meaning specified in Section 2.4(a).

“Financing Agreement” has the meaning specified in the recitals to this Agreement.

“Funding Date” means any Business Day (including, for the avoidance of doubt, the applicable Quarterly Payment Dates for each of March, June, September, and December), as determined by the Borrower in the applicable Withdrawal Certificate; provided that there shall only be a single Funding Date for any calendar week.

“Hague Convention” has the meaning assigned to such term in Section 2.5(b).

“Hedge Termination Payment” means any amount payable by the Borrower in connection with an early termination (whether as a result of the occurrence of an event of default or other termination event) of any Interest Rate Agreement in accordance with the terms thereof, but excluding any Ordinary Course Settlement Payments under the applicable Interest Rate Agreement.

“Indemnified Person” means each of the Depositary Agent (and any sub-agent thereof) and its Related Parties.

“Instructions” has the meaning specified in Section 6.2(b).

“Interest Rate Protection Provider” means the applicable Lender (or Lender’s Affiliate) party to an Interest Rate Agreement.

“Lender Parties” means, collectively, the Lenders, the LC Issuing Banks, the Collateral Agent, the Depositary Agent and the Administrative Agent and each of their respective successors, transferees and assigns.

“Ordinary Course Settlement Payments” means all regularly scheduled payments due under any Interest Rate Agreement from time to time, calculated in accordance with the terms of the applicable Interest Rate Agreement, but excluding any Hedge Termination Payments due and payable under the applicable Interest Rate Agreement.

“Omnibus Pledge and Security Agreement” has the meaning specified in the recitals to this Agreement.

“Operation and Maintenance Expenses” means, for any period, all actual out of pocket operating costs for such period incurred and due and payable or becoming due and payable with respect to the Borrower and its Subsidiaries (with respect to the Project owned by such Subsidiary) in connection with the ownership, operation and maintenance of the Projects in accordance with Prudent Industry Practice (excluding, however, payments in respect of the Obligations and any Restricted Payments and other than as funded from the Capital Expenditure Reserve Account), in each case as set forth in the Budget for such year that has been approved by the Required Lenders in accordance with the Financing Agreement or as otherwise permitted under the Financing Agreement (including, without limitation, Sections 5.24 and 5.31 thereof).

“Permitted Replacement Expenditures” means expenditures made in connection with the replacement or substitution of modules to the extent financed with funds in the Capital Expenditure Reserve Account, in each case in accordance with the terms of the Financing Documents.

“Prepayment Amounts” means (a) Loss Proceeds, (b) the net available proceeds of any conveyance, sale, lease, transfer or other disposition by the Borrower or any Project Company of any asset and (c) any other proceeds that are required to be applied to a mandatory prepayment of the Loans pursuant to Section 2.4(h)(iv) of the Financing Agreement.

“Quarterly Payment Date” means the last Business Day of March, June, September and December.

“Redemption Account” means the Account of such name established pursuant to Section 2.2(a)(iii).

“Reimbursement Obligations” means any reimbursement obligations in respect of any L/C Disbursement.

“Revenue Account” means the Account of such name established pursuant to Section 2.2(a)(i).

“Revenues” means all cash revenues or distributions actually received by the Borrower.

“Securities Account” means a “securities account” as that term is defined in Section 8-501 of the UCC.

“Termination Date” means the date on which the payment in full of the Obligations and the termination of the Commitments has each occurred.

“Transfer Date” has the meaning specified in Section 3.2(b).

“Trigger Event” has the meaning specified in Section 3.10(a).

“Trigger Event Date” has the meaning specified in Section 3.10(a).

“Trust Officer” shall mean, when used with respect to the Depositary Agent, any officer within the Corporate Trust Department – Corporate Finance Unit of the Depositary Agent or any other officer to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject, in each such case, having direct responsibility for the administration of this Agreement, or such other officer as shall be notified to the Borrower, the Collateral Agent and the Administrative Agent in writing.

“Withdrawal Certificate” means a Withdrawal Certificate delivered by the Borrower to the Depositary Agent, the Collateral Agent and the Administrative Agent in the form of Exhibit A.

Section 1.2               Interpretation; Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the rules of interpretation set forth in Section 1.02 of the Financing Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein. Unless otherwise defined herein or in the Financing Agreement (including the preamble and recitals hereto and thereto), terms used herein that are defined in the UCC shall have the respective meanings given to those terms in the UCC. If any conflict or inconsistency exists between this Agreement and the Financing Agreement, the Financing Agreement shall govern to the extent of such conflict or inconsistency, provided, however, that in the event any claim of inconsistency between this Agreement and the terms of the Financing Agreement that arises with respect to the duties, liabilities, authorizations, rights, privileges, protections, exculpations, immunities, indemnities, and benefits of the Collateral Agent and/or the Depositary Agent the terms of this Agreement shall govern and control. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC. The terms “lease” and “license” shall include “sub-lease” and “sub-license,” as applicable.

Article II

APPOINTMENT OF DEPOSITARY AGENT; ESTABLISHMENT OF ACCOUNTS

Section 2.1             Acceptance of Appointment of Depositary Agent.

(a)           The Depositary Agent hereby agrees to act as depositary agent, as “securities intermediary” (within the meaning of Section 8-102(14) of the UCC) with respect to the Accounts and the Financial Assets credited to such Accounts, and as “bank” (within the meaning of Section 9-102(a) of the UCC) with respect to the Accounts and credit balances not constituting Financial Assets credited thereto and to accept all cash, payments, other amounts and Cash Equivalents to be delivered to or held by the Depositary Agent pursuant to the terms of this Agreement. The Depositary Agent shall hold and safeguard the Accounts during the term of this Agreement in accordance with the provisions of this Agreement.

(b)           The Borrower shall not have any rights to withdraw or transfer funds from the Accounts, as third party beneficiary or otherwise, or to direct the investment of monies held in the Accounts, except as permitted by this Agreement.

Section 2.2             Establishment of Accounts and Sub-Accounts.

(a)           The Depositary Agent is hereby directed by the Borrower, and the Depositary Agent hereby agrees and confirms that it has established, or will establish on the date hereof, the following separate accounts unless otherwise specified herein, the “Accounts”) in the name of the Borrower , which shall be non-interest bearing operational accounts and be maintained at all times after the establishment thereof in accordance with the terms of this Agreement until the Termination Date:

(i)            an account in the name of the Borrower entitled “Revenue Account” (the “Revenue Account”) with account number;

(ii)           an account in the name of the Borrower entitled “Debt Service Reserve Account” (the “Debt Service Reserve Account”) with account number ;

(iii)          an account in the name of the Borrower entitled “Redemption Account” (the “Redemption Account”) with account number;

(iv)          an account in the name of the Borrower entitled “Distribution Reserve Account” (the “Distribution Reserve Account”) with account number; and

(v)           an account in the name of the Borrower entitled “Capital Expenditure Reserve Account” (the “Capital Expenditure Reserve Account”) with account number.

(b)           The Borrower may direct the Depositary Agent to establish additional accounts and sub-accounts to facilitate the Borrower’s administration, operation and management of the Projects (including in connection with Cash Collateralization permitted or required under the Financing Documents) so long as the intended purpose and use of any such account shall not be inconsistent with the terms of any Financing Documents and such accounts shall be an account subject to the terms hereof (and such account, unless an account comprising an Excluded Asset, shall constitute an Account and be pledged as Collateral hereunder).

(c)           All amounts from time to time held in each Account shall be disbursed in accordance with the terms hereof, shall constitute the property of the Borrower , and shall be (i) subject to the Lien of the Collateral Agent (for the benefit of the Secured Parties), and (ii) held in the sole custody and “control” (within the meaning of Section 8-106(d) or Section 9-104(a), as applicable, of the UCC) of the Collateral Agent (for the benefit of the Secured Parties) for the purposes and on the terms set forth in this Agreement and all such amounts shall constitute a part of the Collateral and shall not constitute payment of any Obligations.

Section 2.3             Security Interests.

(a)           As collateral security for the prompt and complete payment and performance when due of all Obligations, the Borrower hereby pledges, assigns, hypothecates and transfers to the Collateral Agent (for the benefit of the Secured Parties), and grants to the Collateral Agent (for the benefit of the Secured Parties), a Lien on all of the Borrower’s right, title and interest in, to and under each Account and all cash, instruments, investment property, securities, “security entitlements” (as defined in Section 8-102(a)(17) of the UCC) and other Financial Assets at any time on deposit in or credited to any Account, including all income, earnings and distributions thereon and all proceeds, products and accessions of and to any and all of the foregoing, including whatever is received or receivable upon any collection, exchange, sale or other disposition of any of the foregoing and any property into which any of the foregoing is converted, whether cash or non-Cash proceeds, and any and all other amounts paid or payable under or in connection with any of the foregoing (collectively, the “Account Collateral”).

(b)           The Depositary Agent is the agent of the Collateral Agent (for the benefit of the Secured Parties) for the purpose of receiving payments contemplated hereunder and for the purpose of perfecting the Lien of the Collateral Agent (for the benefit of the Secured Parties) in and to the Accounts and the other Account Collateral relating to the Accounts; provided that the Depositary Agent shall not be responsible to take any action to perfect such Lien except through the performance of its express obligations hereunder or upon the written direction of the Collateral Agent or the Administrative Agent complying with this Agreement. This Agreement constitutes a “security agreement” as defined in Article 9 of the UCC.

Section 2.4             Accounts Maintained as UCC “Securities Accounts”.

(a)           The Depositary Agent hereby agrees and confirms that it has established the Accounts as set forth and defined in this Agreement. The Depositary Agent agrees that (i) each such Account established by the Depositary Agent is and will be maintained as a “securities account” (within the meaning of Section 8-501 of the UCC); (ii) the Borrower is the “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) in respect of the “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC, the “Financial Assets”) credited to such Accounts that are “securities accounts”; provided, however, that in no event shall cash be deemed a Financial Asset; (iii) all Financial Assets in registered form or payable to or to the order of and credited to any such Account shall be registered in the name of, payable to or to the order of, or specially endorsed to, the Depositary Agent or in blank, or credited to another securities account maintained in the name of the Depositary Agent; and (iv) in no case will any Financial Asset credited to any such Account be registered in the name of, payable to or to the order of, or endorsed to, the Borrower except to the extent the foregoing have been subsequently endorsed by the Borrower to the Depositary Agent or in blank. Each item of property (excluding cash, but including a security, security entitlement, investment property, instrument or obligation, share, participation, interest or other property whatsoever) credited to any Account shall to the fullest extent permitted by law be treated as a Financial Asset. Until the Termination Date, the Collateral Agent (for the benefit of the Secured Parties) shall have “control” (within the meaning of Section 8-106(d) or Section 9-104(a) (as applicable) of the UCC) of the Accounts and the “security entitlements” (within the meaning of Section 8-102(a)(17) of the UCC) with respect to the Financial Assets credited to the Accounts. All property delivered to the Depositary Agent pursuant to this Agreement will be promptly credited to the applicable Account. The Borrower hereby irrevocably directs, and the Depositary Agent (in its capacity as securities intermediary) hereby agrees, that the Depositary Agent will comply with all instructions and orders (including entitlement orders within the meaning of Section 8 102(a)(8) of the UCC) regarding each Account and any Financial Asset therein originated by the Collateral Agent without the further consent of the Borrower or any other Person. In the case of a conflict between any instruction or order originated by the Collateral Agent and any instruction or order originated by the Borrower or any other Person other than a court of competent jurisdiction, the instruction or order originated by the Collateral Agent shall prevail. The Depositary Agent shall not change the name or account number of any Account without the prior written consent of the Collateral Agent (acting at the direction of the Administrative Agent) and at least 10 Business Days’ prior notice to the Borrower , and shall not change the entitlement holder in respect of any Financial Asset credited thereto; provided that the Depositary Agent may, upon not less than 30 days’ prior written notice thereof to each of the Collateral Agent, the Administrative Agent and the Borrower , change the name or account number of any Account to conform to regulatory compliance requirements, or as a result of a change in its account maintenance systems.

(b)           To the extent that the Accounts are not considered “securities accounts” (within the meaning of Section 8-501(a) of the UCC), the Accounts shall be deemed to be “deposit accounts” (as defined in Section 9-102(a)(29) of the UCC) to the extent a security interest can be granted and perfected under the UCC in the Accounts as deposit accounts, which the Borrower shall maintain with the Depositary Agent acting not as a securities intermediary but as a “bank” (within the meaning of Section 9-102(a)(8) of the UCC). In this regard, any cash that is held in any Account shall not be considered a “financial asset” under Article 8 of the UCC. The Depositary Agent shall not have title to the funds on deposit in the Accounts, and shall credit the Accounts with all receipts of interest, dividends and other income received on the property held in the Accounts. The Depositary Agent shall administer and manage the Accounts in compliance with all the terms applicable to the Accounts pursuant to this Agreement, and shall comply with all the obligations of the Depositary Agent expressly set forth in this Agreement with respect to the Accounts, including all subordination obligations, in each case, in accordance with and subject to the terms of this Agreement. The Depositary Agent hereby agrees to comply with any and all instructions originated by the Collateral Agent directing disposition of funds and all other property in the Accounts without any further consent of the Loan Parties.

(c)           The Collateral Agent hereby covenants that, for the benefit of the Borrower, except as expressly set forth in this Agreement, it will not originate any instruction or order (including entitlement orders within the meaning of Section 8-102(a)(8) of the UCC) regarding any Account, any Financial Asset therein or any other amounts on deposit or credited thereto unless and until a Trigger Event has occurred and is continuing.

Section 2.5             Jurisdiction of Depositary Agent.

(a)           The Borrower, the Collateral Agent and the Depositary Agent agree that, for purposes of the UCC, notwithstanding anything to the contrary contained in any other agreement relating to the establishment and operation of the Accounts, the jurisdiction of the Depositary Agent (in its capacity as the securities intermediary and bank) is the State of New York and the laws of the State of New York govern the establishment and operation of the Accounts.

(b)           As permitted by Article 4 of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (the “Hague Convention”), the parties hereto agree that the law of the State of New York shall govern the issues specified in Article 2 of the Hague Convention. The provisions of the immediately preceding sentence shall be construed as an amendment to any account agreement governing the Accounts. As of the date hereof, the Depositary Agent represents that it has an office in the United States which satisfies the requirements of clauses (1) and (2) of Article 4 of the Hague Convention.

Section 2.6             Degree of Care; Liens. The Depositary Agent shall exercise the same degree of care in administering the funds held in the Accounts and the investments purchased with such funds in accordance with the terms of this Agreement as the Depositary Agent exercises in the ordinary course of its day-to-day business in administering other funds and investments for similar transactions and as required by applicable law. Except for this Agreement, the Depositary Agent is not party to and shall not execute and deliver, or otherwise become bound by, any agreement under which the Depositary Agent agrees with any Person other than the Collateral Agent or the Administrative Agent to comply with entitlement orders or instructions originated by such Person relating to any of the Accounts or the Account Collateral relating to the Accounts that are the subject of this Agreement. Without limiting the last sentence of Section 2.7, the Depositary Agent shall not grant any Lien on any Financial Asset credited to any Account, other than any Lien granted to the Collateral Agent (for the benefit of the Secured Parties) under the Security Documents.

Section 2.7            Subordination of Lien; Waiver of Set-Off. If the Depositary Agent has or subsequently obtains by agreement, operation of law or otherwise a Lien in any Account or in any Account Collateral relating to the Accounts, the Depositary Agent agrees that such Lien shall be subordinate to the Lien of the Collateral Agent. The Financial Assets or funds standing to the credit of the Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Collateral Agent; provided, however, that the Depositary Agent may set-off all amounts due to it in respect of overdraft fees and the other fees and charges due to the Depositary Agent pursuant to Section 5.1, and the face amount of any checks or other items which have been credited to the Accounts but are subsequently returned unpaid.

Section 2.8            No Other Agreements. None of the Depositary Agent, the Collateral Agent, or the Borrower have entered or will enter into any agreement with respect to any Account or any Account Collateral, other than this Agreement and the other Financing Documents.

Section 2.9            Notice of Adverse Claims. The Depositary Agent hereby represents that, except for the claims and interests of the Collateral Agent and the Borrower in each of the Accounts, the Depositary Agent, (a) as of the date hereof, has no actual knowledge of, and has received no written notice of, and (b) as of each date on which any Account is established pursuant to this Agreement, has received no written notice of, any claim to, or interest in, any Account or any other Account Collateral. If any Person asserts any Lien (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Account or any other Account Collateral, the Depositary Agent, upon a Trust Officer of the Depositary Agent obtaining actual knowledge thereof, will promptly notify the Collateral Agent and the Borrower thereof.

Section 2.10           Rights and Powers of Collateral Agent. The rights and powers granted to the Collateral Agent by the Secured Parties have been granted in order to, among other things, perfect their respective Lien in the Accounts and the other Account Collateral and to otherwise act as their agent with respect to the matters contemplated hereby and the other Security Documents.

Section 2.11          Termination. Upon the Termination Date, the Account Collateral hereunder shall be released from the security interests created hereby and all rights to the Account Collateral shall revert to the Borrower. The Administrative Agent shall promptly deliver written notice to the Collateral Agent and the Depositary Agent of the occurrence of the Termination Date. Subject to the provisions hereof that expressly survive termination of this Agreement and subject to the preceding sentence, this Agreement shall remain in full force and effect until, and shall terminate upon, the Depositary Agent’s distribution of all amounts remaining in the Accounts in accordance with Section 3.8.

Section 2.12          Administrative Agent. The Collateral Agent (at the direction of the Administrative Agent) hereby authorizes and directs the Depositary Agent to act at the direction, or on the instructions, of the Administrative Agent with respect to withdrawals, transfers and payments from and to the Accounts or as otherwise specified herein, in each case in accordance with the terms hereof.

Article III
ACCOUNTS

Section 3.1             Deposits or Credits.

(a)           Redemption Account. The Borrower shall deposit, or cause to be deposited, all Prepayment Amounts into the Redemption Account.

(b)           Revenue Account. The Borrower shall direct each Person from whom it receives or is entitled to receive any Revenues to deposit such Revenues directly into the Revenue Account. If the Borrower shall receive any Revenues required to be deposited into, or credited to, the Revenue Account, the Borrower shall hold such payments in trust for the Secured Parties and shall promptly deposit or cause to be deposited such Revenues in the exact form received (with any necessary endorsement) into the Revenue Account. All Revenues may be deposited directly into the Revenue Account by the Persons paying the same.

(c)           Distribution Reserve Account. The Borrower shall deposit, or cause to be deposited, in the Distribution Reserve Account all amounts transferred from the Revenue Account pursuant to the TWELFTH priority of Section 3.2(b).

(d)           Unidentified Funds. All amounts deposited hereunder shall include written instruction as to the Account to which such amounts shall be credited. Notwithstanding anything to the contrary contained in this Agreement, in the event that the Depositary Agent receives funds without adequate instruction with respect to the proper Account into which such funds are to be deposited, the Depositary Agent shall deposit such funds into the Revenue Account and notify the Borrower and the Collateral Agent of the receipt of such funds. Upon receipt of written instructions from the Collateral Agent (acting at the written direction of the Administrative Agent), the Depositary Agent shall maintain such funds in the Revenue Account or transfer such funds from the Revenue Account to the Account specified by such instructions. Depositary Agent may rely without further inquiry on written instructions that adequately identify the Account to which any amount is to be deposited.

(e)           Other Deposits. To the extent funds are received by the Borrower and none of clauses (a) through (d) of this Section 3.1 apply to such funds, the Borrower shall deposit such funds in the Revenue Account.

Section 3.2             Revenue Account.

(a)           [Reserved].

(b)           In connection with a Funding Date and/or Quarterly Payment Date, a Withdrawal Certificate shall be submitted by the Borrower to the Depositary Agent instructing the Depositary Agent to withdraw and transfer from the Revenue Account (or retain in the Revenue Account) the amounts specified in such Withdrawal Certificate on the date specified in such Withdrawal Certificate (which shall be a Funding Date) (each date, a “Transfer Date”), to the payees and the Accounts and in the amounts specified in such Withdrawal Certificate in accordance with the priorities FIRST through TWELFTH below applicable to such Transfer Date, and upon the Depositary Agent’s receipt of such Withdrawal Certificate (duly completed, executed and delivered in accordance with Section 3.11), the Depositary Agent shall make such withdrawals and transfers (or retention of such funds) in accordance with the instructions set forth therein on the applicable Transfer Date, in each case, to the extent adequate funds are available:

FIRST, on each Funding Date, withdraw and transfer, from the Revenue Account to each of the payees specified in such Withdrawal Certificate, the amounts specified in such Withdrawal Certificate for the payment of amounts due in respect of Operation and Maintenance Expenses in accordance with the Budget as certified to in the Withdrawal Certificate;

SECOND, on each Funding Date and after giving effect to the withdrawals and transfers specified in priority FIRST above, retain on deposit in the Revenue Account, the amount specified in such Withdrawal Certificate, which such amount shall be equal to the Borrower’s good faith estimate, in accordance with the Budget, of the Operation and Maintenance Expenses reasonably anticipated to be due and payable within the succeeding 30-day period (taking into account and without duplication of any Operation and Maintenance Expenses requested on any prior Funding Date);

THIRD, on each Quarterly Payment Date and after giving effect to the withdrawals, transfers and retentions specified in priorities FIRST through SECOND above, withdraw and transfer, from the Revenue Account (without duplication) to:

(a)           the Administrative Agent, the amount specified in such Withdrawal Certificate, which such amount shall equal the sum (without duplication) of all administrative fees, costs and expenses and indemnification payments then due and payable, or becoming due and payable prior to the next Funding Date, to any Lender Party (other than the Agents) under the Financing Documents;

(b)           the Collateral Agent, the Depositary Agent and each other Agent specified in such Withdrawal Certificate, which such amounts shall equal the sum (without duplication) of all fees, costs and expenses and indemnification payments then due and payable, or becoming due and payable prior to the next Funding Date, to such Agent under the applicable Financing Documents; and

(c)           each Interest Rate Protection Provider specified in such Withdrawal Certificate, which such amounts shall equal the sum (without duplication) of all fees, costs and expenses and indemnification payments then due and payable, or becoming due and payable prior to the next Funding Date, to such Interest Rate Protection Provider under the applicable Interest Rate Agreement;

provided, that if the amounts in the Revenue Account are insufficient on any date to make the transfers and payments specified in priority THIRD, then the amounts on deposit in the Revenue Account at such time shall be transferred to the Administrative Agent, each Agent, and the Interest Rate Protection Providers, pro rata based on the respective amounts then due and payable to such Persons;

FOURTH, on each Quarterly Payment Date and after giving effect to the withdrawals, transfers and retentions specified in priorities FIRST through THIRD above, withdraw and transfer, from the Revenue Account (without duplication) to:

(a)           the Administrative Agent the amount specified in such Withdrawal Certificate for further application by the Administrative Agent to the payment of LC Fees and interest on the Loans then due and payable to the Lenders under the Financing Documents; and

(b)           the Interest Rate Protection Providers specified in such Withdrawal Certificate, the amounts specified in such Withdrawal Certificate for the payment of Ordinary Course Settlement Payments under any Interest Rate Agreements then due and payable;

provided, that if the amounts in the Revenue Account are insufficient on any date to make the transfers and payments specified in priority FOURTH, then the amounts on deposit in the Revenue Account at such time shall be transferred to the Administrative Agent, and the Interest Rate Protection Providers, pro rata based on the respective amounts then due and payable to such Persons;

FIFTH, on each Quarterly Payment Date and after giving effect to the withdrawals, transfers and retentions specified in priorities FIRST through FOURTH above, withdraw and transfer, from the Revenue Account (without duplication) to:

(a)           the Administrative Agent the amount specified in such Withdrawal Certificate for further application by the Administrative Agent to the payment of principal on the Loans and Reimbursement Obligations (if any) then due and payable or scheduled to become due and payable prior to the next Funding Date to the Lender Parties under the Financing Documents; and

(b)           the Interest Rate Protection Providers specified in such Withdrawal Certificate, the amounts specified in such Withdrawal Certificate for the payment of Hedge Termination Payments under any Interest Rate Agreement then due and payable;

provided, that if the amounts in the Revenue Account are insufficient on any date to make the transfers and payments specified in priority FIFTH, then the amounts on deposit in the Revenue Account at such time shall be transferred to the Administrative Agent, and the Interest Rate Protection Providers, pro rata based on the respective amounts then due and payable to such Persons;

SIXTH, on each applicable Quarterly Payment Date and after giving effect to the withdrawals, transfers and retentions specified in priorities FIRST through FIFTH above, withdraw and transfer the amount set forth in such Withdrawal Certificate, from the Revenue Account to the Administrative Agent to pay an amount equal to the then applicable Cash Sweep Amount;

SEVENTH, on each Quarterly Payment Date and after giving effect to the withdrawals, transfers and retentions specified in priorities FIRST through SIXTH above, withdraw and transfer the amount set forth in such Withdrawal Certificate, from the Revenue Account to the Administrative Agent to pay any mandatory prepayment due and owing under Section 2.4(h)(iv) of the Financing Agreement;

EIGHTH, on each Quarterly Payment Date and after giving effect to the withdrawals, transfers and retentions specified in priorities FIRST through SEVENTH above, withdraw and transfer, from the Revenue Account to the Debt Service Reserve Account, the lesser of (A) the amount (if any) necessary to fund the Debt Service Reserve Account in the amount specified in such Withdrawal Certificate, which such amount, together with the amount then on deposit in or credited to the Debt Service Reserve Account plus the stated amount under all issued and outstanding DSR Letters of Credit at such time, shall equal the Debt Service Reserve Requirement at such time and (B) the amount remaining in the Revenue Account on such Quarterly Payment Date after giving effect to the withdrawals, transfers and retentions specified in priorities FIRST through SEVENTH above;

NINTH, on each Quarterly Payment Date and after giving effect to the withdrawals, transfers, and retentions specified in priorities FIRST through EIGHTH above, withdraw and transfer from the Revenue Account to the Capital Expenditure Reserve Account, the lesser of (A) amount (if any) necessary to fund the Capital Expenditure Reserve Account so that the amount on deposit in or credited to the Capital Expenditure Reserve Account equals the sum of (x) the Capital Expenditure Reserve Requirement on such Quarterly Payment Date in accordance with Schedule 5.8(b) to the Financing Agreement plus (y) the amount of the shortfall (if any) in the funding of the Capital Expenditure Reserve Account on any prior Quarterly Payment Date and (B) the amount remaining in the Revenue Account after giving effect to the withdrawals, transfers and retentions specified in priorities FIRST through EIGHTH above;

TENTH, on each Funding Date, to the extent that the Borrower in its discretion has elected to make a voluntary prepayment of any Loans, and after giving effect to the withdrawals, transfers and retentions specified in priorities FIRST through NINTH above, withdraw and transfer from the Revenue Account (i) to the Administrative Agent the amount specified in such Withdrawal Certificate for further application by the Administrative Agent to the prepayment of such Loans, which such amount shall be equal to the voluntary prepayment amount in respect of such Loans, together with any accrued and unpaid interest, fees and Breakage Costs in respect thereof (to the extent payable on such Funding Date), and (ii) the Interest Rate Protection Providers specified in such Withdrawal Certificate, the amounts specified in such Withdrawal Certificate for the payment of Hedge Termination Payments under any Interest Rate Agreement then due and payable as a result of such voluntary prepayment of the Term Loans;

ELEVENTH, on each Quarterly Payment Date, after giving effect to the withdrawals, transfers and retentions specified in priorities FIRST through TENTH above, withdraw and transfer, to the payees and in the amounts specified as set forth in such Withdrawal Certificate, (i) to any Person for repayment of Indebtedness (other than the Obligations) permitted under Section 5.13 of the Financing Agreement then due and payable or scheduled to become due and payable prior to the next Quarterly Payment Date and (ii) to the Borrower for Investments permitted under Section 5.15 of the Financing Agreement, except, in each case, for any Restricted Payments set forth under Section 5.11 of the Financing Agreement; and

TWELFTH, on each Quarterly Payment Date, after giving effect to the withdrawals, transfers and retentions specified in priorities FIRST through ELEVENTH above, withdraw and transfer, as set forth in such Withdrawal Certificate, any excess funds on deposit in the Revenue Account to the Distribution Reserve Account.

Section 3.3             Debt Service Reserve Account.

(a)           Deposits into Debt Service Reserve Account. On the Closing Date, the Borrower shall fund the Debt Service Reserve Account in an amount equal to the Debt Service Reserve Requirement as of the Closing Date with DSR Letters of Credit or with cash. Thereafter, funds shall be deposited into the Debt Service Reserve Account in accordance with priority EIGHTH of Section 3.2(b) and as otherwise specified in this Agreement.

(b)           DSR Letters of Credit. Amounts on deposit in the Debt Service Reserve Account may be funded from time to time by any DSR Letter of Credit (and upon receipt of any DSR Letter of Credit, the Collateral Agent shall provide a copy thereof to the Administrative Agent); provided that the Collateral Agent shall, make a drawing upon any DSR Letter of Credit upon receipt of a written direction from the Administrative Agent, directing the Collateral Agent to make a drawing upon such DSR Letter of Credit and containing a certification by the Administrative Agent that:

(i)            the aggregate amount of the Stated Amount of the DSR Letter of Credit plus amounts on deposit in the Debt Service Reserve Amount in cash are less than the Debt Service Reserve Requirement;

(ii)           if the issuer of such DSR Letter of Credit is not a Lender under the Financing Agreement and such issuer is not an Acceptable Bank and 30 or more days have elapsed since such issuer ceased to be an Acceptable Bank or such issuer becomes subject to a bankruptcy or insolvency event; or

(iii)          such DSR Letter of Credit will expire within 30 days and either (A) the Collateral Agent has received a notice from the issuer thereof that such DSR Letter of Credit will not be renewed in accordance with its terms or (B) the Collateral Agent has not received written evidence from the issuer thereof or the Borrower that such DSR Letter of Credit will be extended or replaced upon or prior to its stated expiration date. Upon receipt of any notice referred to in sub-clause (A) above, the Collateral Agent shall provide prompt notice thereof to the Depositary Agent.

Any such drawing shall be in an amount, as determined by the Administrative Agent, and set forth in such written direction, as shall be equal to the lesser of (1) the Debt Service Reserve Requirement at such time minus the sum of (x) the amount of cash on deposit in the Debt Service Reserve Account at such time and (y) the remaining Stated Amounts of any other DSR Letters of Credit (to the extent such DSR Letters of Credit are issued by a Lender under the Financing Agreement or an Acceptable Bank and will not expire within 30 days (unless the issuing bank or the Borrower has provided written evidence to the Collateral Agent and the Administrative Agent that any such DSR Letter of Credit will be extended or replaced upon or prior to its stated expiration date)) and (2) the remaining Stated Amount under such DSR Letter of Credit. Any drawing on the DSR Letters of Credit shall be made pro rata according to the Stated Amount of such DSR Letters of Credit. The proceeds of such drawing shall be deposited into the Debt Service Reserve Account by the Collateral Agent. The Borrower shall give prompt written notice to the Collateral Agent and the Administrative Agent upon obtaining knowledge that any issuer of a DSR Letter of Credit is not an Acceptable Bank.

(c)           Disbursements of Excess Amounts; Reduction in DSR Letters of Credit. Except during any period where an Event of Default has occurred and is continuing, at any time that the sum of the aggregate Stated Amounts under all DSR Letters of Credit credited to the Debt Service Reserve Account plus the funds then on deposit in or credited to the Debt Service Reserve Account is greater than the Debt Service Reserve Requirement (an “Excess Debt Service Reserve Amount”) as determined by the Borrower, (i) the Borrower may deliver a Withdrawal Certificate countersigned by the Administrative Agent to the Depositary Agent instructing the Depositary Agent to withdraw and transfer from the Debt Service Reserve Account to the Revenue Account the amount specified in such Withdrawal Certificate, which such amount shall be less than or equal to the Excess Debt Reserve Amount set forth in such Withdrawal Certificate, and upon the receipt by the Depositary Agent of a Withdrawal Certificate duly completed, executed and delivered by the Borrower and countersigned by the Administrative Agent in accordance with Section 3.11, the Depositary Agent shall transfer the amount specified in such Withdrawal Certificate from the Debt Service Reserve Account to the Revenue Account in accordance with the instructions set forth therein, and (ii) then, if any Excess Debt Service Reserve Amount remains after giving effect to clause (i) above, the Borrower shall be entitled to deliver to the Collateral Agent, and the Collateral Agent shall thereafter (if the Administrative Agent shall have notified the Collateral Agent that it has reasonably determined that such reduction is permitted hereunder) sign or countersign, as applicable, and deliver to the issuer of any DSR Letter of Credit, a reduction certificate in the form attached to such DSR Letter of Credit or otherwise in a form satisfactory to such issuer in the amount of such remaining Excess Debt Service Reserve Amount, and the face amount of such DSR Letter of Credit may be reduced as provided in such certificate; provided that, after giving effect to any such transfer or reduction, the Debt Service Reserve Requirement shall be satisfied, as confirmed in writing by the Administrative Agent.

(d)           Disbursements to Pay Debt Service. If the funds on deposit in the Revenue Account are not anticipated to be, or are not, adequate to pay (i) any fees due and payable to the Lender Parties under or in respect of the Financing Agreement, (ii) interest or principal on the Term Loan, or (iii) interest on any LC Loans (any such shortfall, a “Debt Payment Deficiency”), then:

(i)            upon receipt by the Depositary Agent of (A) a Withdrawal Certificate duly completed, executed and delivered by the Borrower in accordance with Section 3.11, or (B) if the Borrower has not so delivered a Withdrawal Certificate by 1:00 p.m. (New York City time) two (2) Business Days prior to the date on which such amounts are due, written instructions of the Administrative Agent duly completed, executed and delivered in accordance with Section 3.11, the Depositary Agent shall withdraw from the Debt Service Reserve Account and transfer to the Administrative Agent cash in the amount specified in such Withdrawal Certificate or written instructions, as applicable, which such amount shall be an amount equal to the Debt Payment Deficiency (or, if less, the aggregate amount of funds then on deposit in or credited to the Debt Service Reserve Account) specified in such Withdrawal Certificate or written instructions, as applicable, and, if such funds are insufficient to meet the Debt Payment Deficiency, then

(ii)           after giving effect to clause (i) above, the Collateral Agent shall, at the direction of the Administrative Agent, if any DSR Letter of Credit is then in effect, make a drawing on such DSR Letter of Credit in an amount equal to the remaining Debt Payment Deficiency specified by the Administrative Agent in such directions (or, if less, the Stated Amount under such DSR Letter of Credit) and deliver the proceeds of such drawing to the Administrative Agent.

The Administrative Agent shall apply the proceeds obtained pursuant to clauses (i) and/or (ii) above (A) first, to that portion of the Debt Payment Deficiency that relates to amounts due in respect of fees, (B) second, to that portion of the Debt Payment Deficiency that relates to amounts due in respect of interest, and (C) third, to that portion of the Debt Payment Deficiency that relates to amounts due in respect of principal, in each case pro rata based on the respective amounts then due and payable to such Persons, in each case, in accordance with the Financing Agreement.

(e)           Additional DSR Letters of Credit. Except during any period where an Event of Default has occurred and is continuing, upon the Depositary Agent’s receipt of a Withdrawal Certificate duly completed, executed and delivered by the Borrower in accordance with Section 3.11 containing a certification by an Authorized Officer of the Borrower that the Borrower has provided a DSR Letter of Credit to the Collateral Agent (as confirmed by the Collateral Agent’s executed acknowledgement on such Withdrawal Certificate), the Depositary Agent shall transfer the amount specified in such Withdrawal Certificate from the Debt Service Reserve Account to the Revenue Account in accordance with the instructions set forth therein and the Depositary Agent shall credit any such additional DSR Letter of Credit to the Debt Service Reserve Account and such DSR Letter of Credit shall be subject to all of the terms of this Section 3.3.

Section 3.4             Redemption Account. No later than five (5) Business Days following the deposit of amounts in the Redemption Account, the Borrower shall deliver to the Depositary Agent a Withdrawal Certificate, or if the Borrower has not so delivered a Withdrawal Certificate by 1:00 p.m. (New York City time) two (2) Business Days prior to the date on which such amounts are due, the Administrative Agent may, and if instructed by the Required Lenders, shall, deliver written instructions to the Depositary Agent in each case, directing the Depositary Agent to withdraw and transfer from the Redemption Account to the Administrative Agent the amount specified in such Withdrawal Certificate or written instructions, as applicable, for application to prepayment of the Term Loans as set forth in Section 2.4(h)(iv) of the Financing Agreement, and upon receipt by the Depositary Agent of a Withdrawal Certificate or written instructions of the Administrative Agent, in each case, duly completed, executed and delivered in accordance with Section 3.11, the Depositary Agent shall withdraw from the Redemption Account and transfer to the Administrative Agent cash in the amount specified in such Withdrawal Certificate or written instructions, as applicable. Any prepayment of the Term Loans shall include (i) any accrued and unpaid interest and, if made on a date other than a Quarterly Payment Date, Breakage Costs in respect thereof and (ii) Termination Payments under any Interest Rate Agreement then due and payable as a result of such mandatory prepayment of the Term Loans.

Section 3.5             Capital Expenditure Reserve Account.

(a)           Deposits into Capital Expenditure Reserve Account. On the Closing Date, the Borrower shall fund the Capital Expenditure Reserve Account in an amount equal to $14,500,000 in cash. Thereafter, funds shall be deposited into the Capital Expenditure Reserve Account in accordance with priority NINTH of Section 3.2(b) and as otherwise specified in this Agreement.

(b)           Disbursements from Capital Expenditure Reserve Account. Upon receipt by the Depositary Agent of a Withdrawal Certificate from the Borrower (in form and substance satisfactory to the Administrative Agent (in consultation with the Independent Engineer), as confirmed by the Administrative Agent’s executed acknowledgement on such Withdrawal Certificate), the Depositary Agent shall transfer funds in the Capital Expendutire Reserve Account with respect to Permitted Replacement Expenditures in the amounts specified in such Withdrawal Certificate to the Persons specified in such Withdrawal Certificate in accordance with the instructions set forth therein.

Section 3.6            Distribution Reserve Account(a)On any date no later than ten (10) Business Days after each Quarterly Payment Date, the Borrower, pursuant to a Withdrawal Certificate, may instruct the Depositary Agent to withdraw and transfer to any Person specified in such Withdrawal Certificate, all or such portion of the funds on deposit in the Distribution Reserve Account as the Borrower shall specify in such Withdrawal Certificate; provided, however, such Withdrawal Certificate shall contain a certification by an Authorized Officer of the Borrower certifying that, as of the date of such withdrawal from the Distribution Reserve Account, each of the conditions to the making of a Restricted Payment set forth in Section 5.11 of the Financing Agreement is satisfied. Upon the receipt by the Depositary Agent of a Withdrawal Certificate duly completed, executed and delivered by the Borrower in accordance with Section 3.11, the Depositary Agent shall transfer funds in the Distribution Reserve Account to the Persons and in the amounts specified in such Withdrawal Certificate in accordance with the instructions set forth therein.

(b)           On any Quarterly Payment Date, if there are amounts on deposit in the Distribution Reserve Account that have been ineligible for transfer pursuant to Section 3.6(a)(i) on each of six (6) immediately preceding consecutive Quarterly Payment Dates because of a failure to satisfy any of the conditions to the making of a Restricted Payment set forth in Section 5.11 of the Financing Agreement, then the Borrower, pursuant to a Withdrawal Certificate, shall instruct the Depositary Agent to withdraw and transfer such amounts to the Administrative Agent for application to prepayment of the Term Loans as set forth in Section 2.4(h)(iv) of the Financing Agreement and, upon the receipt by the Depositary Agent of a Withdrawal Certificate duly completed, executed and delivered by the Borrower in accordance with Section 3.11, the Depositary Agent shall transfer funds in the Distribution Reserve Account to the Administrative Agent and in the amount specified in such Withdrawal Certificate in accordance with the instructions set forth therein; provided that in the event the Borrower has not so delivered a Withdrawal Certificate by 1:00 p.m. (New York City time) two (2) Business Days prior to the date on which such amounts are required to be transferred to the Administrative Agent, the Administrative Agent may, and if instructed by the Required Lenders, shall, deliver written instructions to the Depositary Agent directing the Depositary Agent to transfer the amounts specified in such written instructions from the Distribution Reserve Account to the Administrative Agent, and upon the Depositary Agent’s receipt of such written instructions (duly completed, executed and delivered in accordance with Section 3.11), the Depositary Agent shall transfer funds in the Distribution Reserve Account to the Administrative Agent and in the amount specified in such written instructions in accordance with the instructions set forth therein.

(c)           Funds on deposit in the Distribution Reserve Account shall also be applied from time to time as described in Section 3.12.

Section 3.7             Investment of Accounts

(a)           Amounts deposited in the Accounts under this Agreement shall, at the Borrower’s written request and direction, be invested by the Depositary Agent in Cash Equivalents as specifically directed (which may include standing instructions), subject to any investment cut-offs of any Cash Equivalent investments directed by the Borrower. The Borrower will select investments that will mature in such amounts and not later than such times as may be necessary to provide monies when needed to make payments from such monies as provided in this Agreement. Except as otherwise provided herein, net interest or gain received, if any, from all such investments shall be deposited into the Revenue Account. Any loss shall be charged to the applicable Account.

(b)           Regardless of whether or not a Trigger Event Date has occurred and is continuing, absent written instructions from the Borrower, the Depositary Agent shall invest the amounts held in the Accounts under this Agreement in Cash Equivalents as directed by the Collateral Agent (as directed by the Administrative Agent) (which direction may be pursuant to standing instructions) and absent any written instructions, funds will remain uninvested. In the event that at any time amounts are funded into an Account after 1:00 P.M. (New York City time) on any Business Day, the Depositary Agent shall have no obligation to invest or reinvest such amounts on the date on which such amounts are funded. Instructions with respect to the investment of amounts received into an Account after 1:00 P.M. (New York City time) shall be deemed to apply for the following Business Day. If a written direction as to the choice of the Cash Equivalent in which to invest funds in the Accounts is not given to the Depositary Agent, or if any previous instructions have been revoked or otherwise no longer apply, the funds on deposit in the applicable Accounts shall remain uninvested. Neither the Depositary Agent nor the Collateral Agent shall in any event be liable to any Person in connection with selection, sale, liquidation or other disposition of any such investment (including any liquidation, sale or disposition prior to its maturity).

(c)           If and when cash is required for the making of any transfer, disbursement or withdrawal in accordance with this Agreement, the Depositary Agent will have the right and power to sell or liquidate the foregoing investments whenever the Depositary Agent is required to release all or any portion of the property held in the Accounts pursuant to this Agreement, provided that, upon the request of the Depositary Agent, the Borrower shall cause Cash Equivalents to be sold or otherwise liquidated into cash (without regard to maturity) as and to the extent necessary in order to make such transfers, disbursements or withdrawals required pursuant to this Agreement. Prior to any Trigger Event Date, the Depositary Agent shall comply with any reasonable instruction from the Borrower with respect to the liquidation of such Cash Equivalents. In the event any such investments are so redeemed prior to the maturity thereof, neither the Depositary Agent nor the Collateral Agent shall be liable for any loss or penalties relating to any investment. In no event will Depositary Agent or the Collateral Agent be deemed an investment manager or adviser in respect of any selection of investments hereunder.

(d)           For purposes of determining responsibility for any income tax payable on account of any income or gain on any Cash Equivalents hereunder, such income or gain shall be for the account of the Borrower. The Borrower shall provide the Depositary Agent an Internal Revenue Service Form W-9 of the Borrower (or, if the Borrower is a disregarded entity for U.S. federal income tax purposes, its regarded tax owner) and such other forms and documents that the Depositary Agent may reasonably request. Such forms shall, to the extent necessary, be updated as required by the Internal Revenue Service and provided to the Depositary Agent. Any investment income shall be deemed income of the Borrower for all tax purposes, whether or not the investment income was disbursed by the Depositary Agent during any particular year. In no event shall the Depositary Agent be liable or responsible for the calculation of income earned or the payment of taxes on any income earned on any Account or investment credited thereto. The Borrower shall pay or reimburse the Depositary Agent upon request for any transfer taxes or other similar taxes relating to any Account actually incurred in connection herewith and shall indemnify and hold harmless the Depositary Agent in respect of any amounts that the Depositary Agent has paid in the way of such taxes.

(e)           It is agreed and understood that the entity serving as Depositary Agent may earn fees associated with the investment of cash held in the Accounts in accordance with the terms of such investments. It is understood and agreed that the Depositary Agent or its affiliates are permitted to receive additional compensation or fees (that could be deemed to be in the Depositary Agent’s economic self-interest) associated with the investments outlined above in accordance with the terms of such investments, including such compensation or fees for (1) serving as administrator, shareholder servicing agent, custodian or sub custodian with respect to certain of the investments, (2) using affiliates to effect transactions in certain investments and (3) effecting transactions in investments.

Section 3.8             Disposition of Accounts upon Termination Date. In the event that the Depositary Agent shall have received notice of the occurrence of the Termination Date from the Administrative Agent, all amounts remaining in the Accounts shall be remitted to the Borrower or as otherwise directed in writing by the Borrower.

Section 3.9            Account Balance Statements. The Depositary Agent shall furnish to the Borrower, the Collateral Agent (if not the Depositary Agent) and the Administrative Agent monthly cash transaction statements with respect to each Account or sub-account which include detail for all investment transactions effected by the Depositary Agent. Upon the Borrower’s, the Collateral Agent’s (if not the Depositary Agent) or the Administrative Agent’s election in accordance with the Depositary Agent’s customary procedures, such statements will be delivered via the Depositary Agent’s online service and upon electing such service, paper statements will be provided only upon request. The Borrower, the Collateral Agent (if not the Depositary Agent) and the Administrative Agent waive the right to receive brokerage confirmations of security transactions effected by the Depositary Agent as they occur. The Borrower, the Collateral Agent (if not the Depositary Agent) and the Administrative Agent further understand that trade confirmations for securities transactions effected by the Depositary Agent will be available upon request and at no additional cost to such Person. The Borrower waives the right to receive brokerage confirmations of security transactions effected by Depositary Agent as they occur, to the extent permitted by law.

Section 3.10            Events of Default; Trigger Events.

(a)               On and after any date on which the Depositary Agent receives written notice from the Collateral Agent or the Administrative Agent that an Event of Default has occurred and is continuing and that the Collateral Agent has been instructed by the Administrative Agent (as instructed by the Required Lenders) to exercise any right or remedy in respect of the Accounts (such action and application, a “Trigger Event,” and the date of receipt of such notice, the “Trigger Event Date”), notwithstanding anything to the contrary contained herein, the Depositary Agent shall thereafter accept all notices and instructions required or permitted to be given to the Depositary Agent pursuant to the terms of this Agreement only from the Collateral Agent (acting at the direction of the Administrative Agent) or the Administrative Agent and not from the Borrower, any other Loan Party or any other Person and the Depositary Agent shall not withdraw, transfer, pay or otherwise distribute any monies in any of the Accounts except pursuant to such notices and instructions from the Collateral Agent or the Administrative Agent unless the Depositary Agent shall have received written notice from the Collateral Agent or the Administrative Agent that such Event of Default has been waived, cured or no longer exists in accordance with the terms of the applicable Financing Documents, in which event the terms of this Section 3.10 shall thereafter be inapplicable to such Event of Default. Depositary Agent may rely on written notice given under this Section without further inquiry.

(b)               Within three Business Days of a Trigger Event Date, the Depositary Agent shall, after receipt of a written request from the Collateral Agent or the Borrower, provide a statement of all monies in the Accounts as of such Trigger Event Date to the Collateral Agent and the Borrower.

(c)               All of the Collateral Agent’s rights and remedies with respect to the Accounts and the other Account Collateral following an Event of Default shall be subject to the instructions of the Administrative Agent (acting in accordance in all respects with the Financing Agreement) and the provisions of this Agreement and the other Security Documents. Accordingly, from and after a Trigger Event Date, the Collateral Agent (at the written direction of the Administrative Agent) shall have the right to control the Accounts, use the Account Collateral to repay the Obligations and sell, dispose or realize on the Account Collateral. The Collateral Agent will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against any of the Account Collateral unless and until it shall have been directed in writing by the Administrative Agent and then only in accordance with the provisions of this Agreement and the other Security Documents.

(d)               From and after a Trigger Event Date, and notwithstanding anything herein to the contrary (but without limiting any of the Secured Parties’ rights or remedies under the Security Documents), the Collateral Agent (at the written direction of the Administrative Agent) or the Depositary Agent at the Collateral Agent’s direction (at the written direction of the Administrative Agent), shall be permitted to (i) liquidate and invest in Cash Equivalents, and (ii) direct the disposition of the funds in each of the Accounts for application in accordance with Section 3.2(b) of this Agreement or Section 6 of the Security Agreement.

Section 3.11            Certificates and Instructions; Method and Timing of Payments and Transfers.

(a)          All withdrawals and transfers from any Account shall be made in accordance with the provisions of this Section 3.11. Except as otherwise expressly provided herein, the Borrower shall not be entitled to request withdrawals or transfers of monies from any Account without having provided a Withdrawal Certificate to the Depositary Agent. Any Withdrawal Certificate or written instruction requesting withdrawals or transfers of money from any Account required to be delivered to the Depositary Agent by the Borrower, the Administrative Agent or the Collateral Agent, as applicable, shall be delivered to a Trust Officer of the Depositary Agent no later than 1:00 p.m. (New York, New York time) (i) on the Closing Date for any transfers and withdrawals pursuant to Section 3.2(a), (ii) at least two (2) Business Days prior to the date of any transfer or distribution contemplated by such Withdrawal Certificate or written instruction in the case of transfers and withdrawals pursuant to Sections 3.3(c), 3.3(d), 3.3(e), 3.4, 3.6(a), and 3.12, (iii) at least three (3) Business Days prior to the date of any transfer or distribution contemplated by such Withdrawal Certificate in the case of transfers and withdrawals pursuant to Section 3.2(b), and (iv) at least one (1) Business Day prior to the date of any transfer, withdrawal, or distribution contemplated by such written instruction in the case of transfers and withdrawals at the direction of the Administrative Agent pursuant to Sections 3.3(d), 3.5(b) and 3.4, . In no event shall a Withdrawal Certificate or written instruction be considered delivered hereunder if it is not duly executed and delivered by an Authorized Officer of the Borrower, the Administrative Agent or the Collateral Agent, as applicable, and, where applicable with respect to any Withdrawal Certificate, countersigned by an Authorized Officer of the Administrative Agent, is incomplete or inaccurate, in the case of a Withdrawal Certificate, is not substantially in the form of Exhibit A, or does not otherwise meet the requirements set forth in this Agreement. All instructions received by the Depositary Agent, including certificates, which require the distribution of funds, other than to another Account, shall contain wire or other payment instructions for such distributions, and if no such instructions are included, the Depositary Agent shall have no obligation to distribute (and no liability for its failure to distribute) the amounts requested to be distributed to such party until proper wire or other payment instructions are received. Notwithstanding anything to the contrary contained in this Section 3.11, any such Withdrawal Certificate or written instruction shall be considered delivered only upon actual receipt by a Trust Officer of the Depositary Agent. Certificates, notices or instructions received by the Depositary Agent after the required time specified in clauses (i) through (iv) of this Section 3.11(a) on any Business Day will be treated as if received on the following Business Day.

(b)           Subject to the timely receipt of a duly executed and complete Withdrawal Certificate or written instructions in accordance with Section 3.11(a), and to the extent of availability of funds in the applicable Account, the Depositary Agent shall initiate any payment or transfer hereunder required by means of wire transfer or check of immediately available funds, to the account of the payee set forth in such Withdrawal Certificate or written instructions or schedule thereto, prior to 3:00 p.m. (New York City time) on the date requested for such payment or transfer; provided, however, that if the Depositary Agent initiates a payment or transfer hereunder by 3:00 p.m. (New York City time) on such date in accordance with the Withdrawal Certificate or instructions received, it shall have no liability for the timely receipt by the payee. In no event shall the Depositary Agent have any liability to any payee or any other Person in the event any Account does not have sufficient funds to make the complete disbursement requested in any Withdrawal Certificate and/or instructions received.

(c)           Neither the Collateral Agent nor the Depositary Agent shall be responsible in any manner for the truth and accuracy of any information contained in any Withdrawal Certificate or written information instructions provided by the Borrower or the Administrative Agent or any other Person.

Section 3.12           Invasion of Accounts. If the amounts on deposit in or credited to the Revenue Account (after giving effect to any transfers from the Debt Service Reserve Account, as contemplated by Section 3.3) are not sufficient to make the withdrawals and transfers described in priorities FIRST through ELEVENTH of Section 3.2 on the relevant Transfer Date, the Borrower may deliver a Withdrawal Certificate to the Depositary Agent instructing the Depositary Agent to transfer funds to the Revenue Account to cover such insufficiency from the Distribution Reserve Account, and the Depositary Agent shall, upon receipt of a Withdrawal Certificate duly completed, executed and delivered by the Borrower in accordance with Section 3.11, withdraw from the Distribution Reserve Account and transfer to the Revenue Account the amount(s) specified in such Withdrawal Certificate prior to making any withdrawals and transfers pursuant to Section 3.2(b).

Article IV

DEPOSITARY AGENT

Section 4.1               Appointment, Authorization and Action.

(a)               Each of the Borrower and the Administrative Agent (for itself and on behalf of the Secured Parties (other than the Depositary Agent)) hereby (i) appoint LIBERTY BANK, and LIBERTY BANK hereby agrees to act, as the Depositary Agent and (ii) authorize the Depositary Agent to take such action as agent and to exercise such powers under this Agreement as are expressly delegated to the Depositary Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Depositary Agent shall be fully justified in failing or refusing to take any action under this Agreement (x) if such action would, in the reasonable opinion of the Depositary Agent, be contrary to applicable law or the terms of this Agreement, or (y) if such action is not specifically provided for in this Agreement and it shall not have received such advice or concurrence of the Collateral Agent or Administrative Agent, as applicable, as it deems appropriate. The Depositary Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Collateral Agent or the Administrative Agent, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties. The Depositary Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and no implied duties or covenants shall be read against the Depositary Agent. Without limiting the generality of the foregoing, the Depositary Agent does not have any fiduciary duties or any trust relationship with any Secured Party, any Loan Party or any other Person (and the use of the defined term “Depositary Agent” in this Agreement or any other Financing Document is made for the sake of convenience only and shall not imply any such duty or relationship). The Depositary Agent shall take all actions as the Collateral Agent (acting at the direction of the Administrative Agent) or the Administrative Agent shall direct it to perform in accordance with the express provisions of this Agreement. All notices, instructions or requests to the Depositary Agent shall be in writing and the Depositary Agent shall take action under this Agreement only as it shall be directed in writing. Notwithstanding anything to the contrary contained herein, the Depositary Agent shall not be required to take any action which is contrary to this Agreement or applicable law. Neither the Depositary Agent nor any of its Affiliates shall be responsible to the Secured Parties for any recitals, statements, representations or warranties made by any Loan Party contained in this Agreement or any other Financing Document or in any certificate or other document referred to or provided for in, or received by any Secured Party under this Agreement or any other Financing Document for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Financing Document or any other document referred to or provided for herein or therein or for any failure by any Loan Party to perform its obligations hereunder or thereunder. The Depositary Agent shall not be required to ascertain or inquire as to the performance by any Loan Party of any of its obligations under this Agreement, any other Financing Document or any other document or agreement contemplated hereby or thereby. The Depositary Agent shall not be (A) required to initiate or conduct any litigation or collection proceeding hereunder or under any other Security Document or (B) responsible for any action taken or omitted to be taken by it hereunder (except for its own gross negligence or willful misconduct, as determined by the final non-appealable judgment of a court of competent jurisdiction). Whenever in the administration of this Agreement the Depositary Agent shall deem it necessary or desirable that a factual or legal matter be proved or established in connection with the Depositary Agent taking, suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an Authorized Officer of the Borrower or a certificate of an officer of the Collateral Agent or a certificate of an Authorized Officer of the Administrative Agent, if appropriate or from advice of legal counsel to the Borrower. The Depositary Agent shall have the right at any time to seek instructions concerning the administration of this Agreement from the Collateral Agent, the Administrative Agent, the Borrower or any court of competent jurisdiction. The Depositary Agent shall have no obligation to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. The Depositary Agent shall not be liable for any error of judgment made in good faith by an officer or officers of the Depositary Agent, unless it shall be conclusively determined by the final, non-appealable judgment of a court of competent jurisdiction that the Depositary Agent was grossly negligent or acting with willful misconduct in ascertaining the pertinent facts.

(b)               The Depositary Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any agent, attorney, custodian or nominee so appointed. Neither the Depositary Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted under this Agreement or in connection therewith except to the extent caused by the Depositary Agent’s gross negligence or willful misconduct, as determined by the final, non-appealable judgment of a court of competent jurisdiction, no longer subject to appeal or review. The Depositary Agent shall not be deemed to have knowledge of a Default or an Event of Default or a Trigger Event unless and until a Trust Officer of the Depositary Agent shall have received written notice thereof. The rights, privileges, protections and benefits given to the Depositary Agent, including its rights to be indemnified, are extended to, and shall be enforceable by, the Depositary Agent in each of its capacities hereunder, and to each agent, custodian and other Persons employed by the Depositary Agent in accordance herewith to act hereunder. The Depositary Agent may request that the Borrower or Agent deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which certificate may be signed by any person authorized to sign such a certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded. The permissive right of the Depositary Agent to take or refrain from taking action hereunder shall not be construed as a duty.

(c)               Anything in this Agreement notwithstanding, in no event shall the Depositary Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including loss of profit) whether or not foreseeable, even if the Depositary Agent has been advised of the possibility thereof and regardless of the form.

(d)               The Depositary Agent shall have no duty or liability with respect to the filing of initial or continuation statements, termination statements, or financing statements of any kind, nor for perfecting or maintaining the perfection of any security interest with respect to the Accounts or any funds or securities credited thereto hereunder or otherwise. The Depositary Agent may consult with legal counsel of its own choosing, at the expense of the Borrower, as to any matter relating to this Agreement, and the Depositary Agent shall not incur any liability in acting in accordance with any advice from such counsel. The Depositary Agent shall have no duty or responsibility to independently confirm or determine if any payment or funds transfer is required to be made pursuant to this Agreement and it shall have no duty or responsibility to make any payment, funds transfer or take any action hereunder unless it is first instructed, in writing, by the proper party to make such payment, transfer or take such action. The Depositary Agent shall have no duty or responsibility to determine if any necessary consent is obtained or notice is given to the extent that Depositary Agent is acting in accordance with written instructions provided to it pursuant to and subject to the terms and conditions of this Agreement.

Section 4.2              Reliance by Depositary Agent. The Depositary Agent shall be entitled to conclusively rely upon and shall not be bound to make any investigation into the facts or matters stated in any written direction, instruction or certificate of the Borrower, the Collateral Agent or the Administrative Agent or any other notice or other document (including, without limitation, any Withdrawal Certificate and any facsimile transmission, electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statement of legal counsel, independent accountants and other experts selected by the Depositary Agent and shall have no liability for its actions taken thereupon, unless due to the Depositary Agent’s willful misconduct or gross negligence, as determined by the final non-appealable judgment of a court of competent jurisdiction. The Depositary Agent shall not be required to ascertain or inquire as to the performance by the Borrower of any of its obligations under this Agreement or any other Financing Document or any other document or agreement contemplated hereby or thereby. Without limiting the foregoing, the Depositary Agent shall be required to make payments to the Secured Parties only as set forth herein, and, in respect of any such payments, the Depositary Agent shall have no responsibility for determining compliance of such payments with any provisions of the Financing Agreement or any other document or agreement contemplated hereby or thereby or for calculating the amounts of such payments (it being understood and agreed that the Depositary Agent shall be entitled to rely on written instructions specifying payment amounts without further inquiry). The Depositary Agent shall be fully justified in failing or refusing to take any action under this Agreement (a) if such action would, in the reasonable opinion of the Depositary Agent, be contrary to applicable law or the terms of this Agreement, (b) if such action is not specifically provided for in this Agreement, it shall not have received any such advice or concurrence of the Collateral Agent or the Administrative Agent as it deems appropriate or (c) if, in connection with the taking of any such action (whether such action is or is intended to be an action of the Depositary Agent or the Collateral Agent), it shall not first be indemnified to its satisfaction by the Secured Parties (other than the Collateral Agent or any other agent or trustee under any of the Financing Documents (in their respective individual capacities)) against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Depositary Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a written request of the Collateral Agent or the Administrative Agent, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties.

Section 4.3               Court Orders. The Depositary Agent is hereby authorized to obey and comply with all writs, orders, judgments or decrees issued by any court or administrative agency affecting any money, documents or things held by the Depositary Agent. The Depositary Agent shall not be liable to any of the parties hereto or any of the Secured Parties or their successors, heirs or personal representatives by reason of the Depositary Agent’s compliance with such writs, orders, judgments or decrees, notwithstanding such writ, order, judgment or decree is later reversed, modified, set aside or vacated.

Section 4.4               Resignation or Removal.

(a)               Subject to the appointment and acceptance of a successor Depositary Agent as provided below, the Depositary Agent may resign at any time by giving 30 days’ written notice thereof to the Collateral Agent, the Administrative Agent, and the Borrower. The Depositary Agent may be removed at any time with or without cause by the Administrative Agent. So long as no Event of Default shall have then occurred and be continuing, the Borrower shall have the right to remove the Depositary Agent with or without cause upon 60 days’ notice to the Depositary Agent and the Administrative Agent. Notwithstanding anything to the contrary, no resignation or removal of the Depositary Agent shall be effective until (i) a successor Depositary Agent is appointed in accordance with this Section 4.4, (ii) the resigning or removed Depositary Agent has transferred to its successor all of its rights and obligations in its capacity as the Depositary Agent under this Agreement and the other Financing Documents, and (iii) the successor Depositary Agent has executed and delivered an agreement to be bound by the terms hereof and perform all duties required of the Depositary Agent hereunder. Within 30 days of receipt of a written notice of any resignation or removal of the Depositary Agent, so long as no Event of Default shall have then occurred and be continuing, the Borrower shall appoint a successor Depositary Agent reasonably acceptable to the Administrative Agent. If no successor Depositary Agent shall have been appointed by the Borrower and shall have accepted such appointment within 30 days after the retiring Depositary Agent’s giving of notice of resignation or the removal of the retiring Depositary Agent or if an Event of Default shall have then occurred and be continuing, then the retiring Depositary Agent may itself appoint a successor reasonably acceptable to the Administrative Agent or apply to a court of competent jurisdiction to appoint a successor Depositary Agent, which shall be a bank or trust company which has an office in New York, New York and that has a combined capital surplus of at least $500,000,000 or at least $100,000,000 and is a wholly owned subsidiary of a bank or trust company that has a combined capital surplus of at least $500,000,000.

(b)           Upon the acceptance of any appointment as Depositary Agent hereunder by the successor Depositary Agent, (i) such successor Depositary Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Depositary Agent, and the retiring or removed Depositary Agent shall be discharged from its duties and obligations hereunder and (ii) the retiring or removed Depositary Agent shall, subject to the payment of all amounts due and owing to the Depositary Agent hereunder prior to the effective date of its retirement or removal, promptly transfer all monies and Cash Equivalents within its possession or control to the possession or control of the successor Depositary Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Depositary Agent with respect to the monies and Cash Equivalents to the successor Depositary Agent. After the retiring or removed Depositary Agent’s resignation or removal hereunder as Depositary Agent, the provisions of this Article IV and of Article V shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Depositary Agent. Any entity into which the Depositary Agent may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Depositary Agent shall be a party, or any entity succeeding to the corporate trust business of the Depositary Agent shall be the successor of the Depositary Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

Section 4.5             Additional Agent Provisions.

(a)           In no event shall the Depositary Agent or the Collateral Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces to the extent that such failure or delay is beyond its reasonable control, including, without limitation, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of god, earthquakes, fire, flood, natural disasters of any kind, epidemics, riots, labor disputes and interruptions, or loss or malfunctions of utilities, communications or computer (software and hardware) services.

(b)           The parties hereto (other than the Depositary Agent) hereby agree that, notwithstanding references to the Financing Agreement in this Agreement, the Depositary Agent is not party to the Financing Agreement and, except for terms defined in such agreements or documents of which the Depositary Agent, has been advised and which have been incorporated by reference into this Agreement, the Depositary Agent does not have independent knowledge of, and is not required to have any independent knowledge of, the terms or provisions of any such agreements or documents and the Depositary Agent has no duty, responsibility or obligation thereunder and shall not be charged with knowledge of the terms thereof and this Agreement defines the duties, responsibilities and obligations of the Depositary Agent under the Financing Documents.. No amendment or other modification of the Financing Agreement or any other Financing Document shall in any event increase or expand the duties, obligations or liabilities of, or decrease or limit the rights, powers, benefits, protections, privileges or immunities of, the Depositary Agent without such Agent’s written consent.

(c)           Neither the Depositary Agent nor Collateral Agent shall be responsible to perform calculations nor be liable for the accuracy of any calculations or the sufficiency of any funds for any purpose. Neither the Depositary Agent nor the Collateral Agent shall have any responsibility or liability to review, verify and/or confirm any receipts, invoices, calculations or other documentation that accompanies any of the certificates required to be delivered to the Depositary Agent and/or the Collateral Agent under the Security Documents.

Article V
EXPENSES; INDEMNIFICATION; FEES

Section 5.1            Compensation and Expenses. The Borrower agrees to pay to the Depositary Agent (a) the Depositary Agent’s fees in accordance with a fee schedule or letter mutually agreed by the Depositary Agent and the Borrower and (b) the amount of any and all of the Depositary Agent’s reasonable and documented out-of-pocket expenses, including the reasonable and documented out-of-pocket fees and expenses of its counsel (and any local counsel) and of any accountants, experts or agents, which the Depositary Agent may incur in connection with this Agreement, including (i) the execution and administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral or (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights of the Depositary Agent under this Agreement.

Section 5.2             Indemnification.

(a)           The Borrower shall indemnify the Indemnified Persons against, and hold each Indemnified Person harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnified Person), and shall indemnify and hold harmless each Indemnified Person from all fees and time charges and disbursements for attorneys who may be employees of any Indemnified Person, incurred by any Indemnified Person or asserted against any Indemnified Person by any Person (including the Borrower) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or the other Financing Documents or the transactions contemplated hereby or thereby (including the Depositary Agent’s acceptance and administration of this Agreement and the performance of the Depositary Agent’s duties, rights and obligations hereunder, the use or intended use of the proceeds of Loans, or any enforcement of any of the Financing Documents (including any sale of, collection from, or other realization upon any of the Collateral, including the Account Collateral), or (ii)  any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing (including, without limitation, relating to any wire fraud or data or systems intrusions in relation to the foregoing), whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether any Indemnified Person is a party thereto; provided that such indemnity shall not, as to any Indemnified Person, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Person, (y) result from a claim brought by the Borrower against an Indemnified Person for breach in bad faith of such Indemnified Person's obligations hereunder or under any other Financing Document, if the Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from a claim not involving an act or omission of the Borrower or any of its Subsidiaries and that is brought by an Indemnified Person against another Indemnified Person (other than against the Depositary Agent in its capacity as such).

(b)           To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under paragraph (a) of this Section to be paid by it to any Indemnified Person, each Lender severally agrees to pay to the Indemnified Persons, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Proportionate Share at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender).

(c)           All amounts due under this Section shall be payable promptly after demand therefor.

(d)           To the fullest extent permitted by Applicable Law, the Borrower shall not assert, and hereby waives, any claim against any Indemnified Person, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Financing Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit, or the use of the proceeds thereof. No Indemnified Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Financing Documents or the transactions contemplated hereby or thereby.

(e)           The agreements in this Section 5.2 shall survive the resignation or removal of the Depositary Agent and any termination of this Agreement, including any termination under any Debtor Relief Law.

Article VI
MISCELLANEOUS

Section 6.1            Amendments. No amendment or waiver of any provision of this Agreement and no consent to any departure herefrom shall in any event be effective unless the same shall be in writing and executed by the parties hereto with the consent of the Administrative Agent. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specified purpose for which given.

Section 6.2             Addresses for Notices.

(a)           All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile or as a “.pdf” attachment to an email), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of facsimile or e-mail notice, when received, or, in the case of facsimile or “.pdf” attachment to an email, when received, addressed to such Person’s address as set forth on Appendix I or to such other address as notified by such Person to the Collateral Agent and the Depositary Agent in writing, provided that any notice, request or demand to or upon the Collateral Agent or the Depositary Agent shall not be effective until received by it during business hours. Each party hereto may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(b)           Each of the Collateral Agent and the Depositary Agent shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Agreement and the related Financing Documents and delivered using the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Collateral Agent and/or the Depositary Agent, as applicable, or another method or system specified by the Collateral Agent and/or the Depositary Agent, as applicable, as available for use in connection with its services hereunder (collectively, “Electronic Means”); provided, however, that the Borrower and the Administrative Agent shall provide to the Collateral Agent and the Depositary Agent an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Borrower or the Administrative Agent, as applicable, whenever a person is to be added or deleted from the listing. If the Borrower and/or the Administrative Agent, as applicable, elects to give the Collateral Agent and/or the Depositary Agent, as applicable, Instructions using Electronic Means and the Collateral Agent and/or the Depositary Agent, as applicable, in its discretion elects to act upon such Instructions, the Collateral Agent’s and/or the Depositary Agent’s, understanding of such Instructions shall be deemed controlling. Each of the Borrower and the Administrative Agent understands and agrees that the Collateral Agent and the Depositary Agent cannot determine the identity of the actual sender of such Instructions and that the Collateral Agent and the Depositary Agent, as applicable, shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Collateral Agent and/or the Depositary Agent, as applicable, have been sent by such Authorized Officer. Each of the Borrower and the Administrative Agent shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Collateral Agent and/or the Depositary Agent, as applicable, and that the Borrower, the Administrative Agent and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Borrower and/or the Administrative Agent, as applicable. Neither of the Collateral Agent nor the Depositary Agent shall be liable for any losses, costs or expenses arising directly or indirectly from its reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. Each of the Borrower and the Administrative Agent agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Collateral Agent and/or the Depositary Agent, as applicable, including without limitation the risk of the Collateral Agent and/or the Depositary Agent, as applicable, acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Collateral Agent and/or the Depositary Agent, as applicable, and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Borrower and/or the Administrative Agent, as applicable; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Collateral Agent and/or the Depositary Agent, as applicable, immediately upon learning of any compromise or unauthorized use of the security procedures.

Section 6.3            APPLICABLE LAW. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 6.4            SUBMISSION TO JURISDICTION. The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Depositary Agent, the Administrative Agent, the Collateral Agent, any Lender, any LC Issuing Bank or any Related Party of the foregoing in any way relating to this Agreement or the transactions relating hereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court for the Southern District of New York sitting in New York County, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Depositary Agent, the Administrative Agent or the Collateral Agent may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

Section 6.5            WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 6.6            Further Assurances. The Borrower agrees to take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Administrative Agent may reasonably request to effectuate the terms of this Agreement.

Section 6.7            Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Collateral Agent, the Administrative Agent and the Depositary Agent and thereafter shall be binding upon and inure to the benefit of the Borrower, the Collateral Agent, the Administrative Agent and the Depositary Agent and their respective successors and assigns, except that the Borrower shall not have the right to assign their rights hereunder or under any other Security Document with the prior consent of the Collateral Agent (acting on the written instructions of the Administrative Agent (acting on the direction of the Required Lenders)).

Section 6.8            No Waiver; Remedies. No failure on the part of the Administrative Agent, the Depositary Agent, the Collateral Agent or any of the other Secured Parties or any of their nominees or representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Depositary Agent, the Collateral Agent or any of the other Secured Parties or any of their nominees or representatives of any right, power or remedy hereunder preclude any other or future exercise thereof or the exercise of any other right, power or remedy, nor shall any waiver of any single Event of Default or other breach or default be deemed a waiver of any other Event of Default or other breach or default theretofore or thereafter occurring. Without limiting the generality of the foregoing, if the Depositary Agent or the Collateral Agent fail to make any transfers or withdrawals as and when specified in this Agreement, such failure shall not operate as a waiver of any of the rights that the Secured Parties may have under the Financing Documents. All remedies either under this Agreement or by law or otherwise afforded to any Secured Party shall be cumulative and not alternative.

Section 6.9            Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 6.10          Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature to, or a signed copy of, this Agreement, any other Security Document and/or any document or instrument delivered in connection herewith or therewith by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement or any other Security Document shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 6.11          Patriot Act. To help the government fight the funding of terrorism and money laundering activities, pursuant to Federal regulations that became effective on October 1, 2003, Section 326 of the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person establishing a relationship or opening an account and its direct and indirect beneficial owners, which information may include the name and address of each of the Loan Parties and other information that will allow the Depositary Agent and the Collateral Agent to identify from time to time the Borrower and its direct and indirect beneficial owners. The parties to this Agreement agree that they will provide to the Depositary Agent and the Collateral Agent such information as either of them may request, from time to time, in order for the Depositary Agent or the Collateral Agent to satisfy the requirements of the USA PATRIOT Act and the customer due diligence requirements for financial institutions of the Financial Crimes Enforcement Network, including but not limited to the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account and its direct and indirect beneficial owners, and may also ask for formation documents such as articles of incorporation or other identifying documents to be provided.

[Signatures follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives thereunto duly authorized, as of the date first above written.

FUELCELL ENERGY OPCO FINANCE 1, LLC

By:	FuelCell Energy Finance, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Michael S. Bishop
Name: Michael S. Bishop
Title: Executive Vice President, Chief Financial Officer

SIGNATURE PAGE TO DEPOSITARY AGREEMENT

INVESTEC BANK PLC,
as Collateral Agent

By:	/s/ Steven Cowland
Name:	Steven Cowland
Title:	Authorised Signatory

By:	/s/ Shelagh Kirkland
Name:	Shelagh Kirkland
Title:	Authorised Signatory

SIGNATURE PAGE TO DEPOSITARY AGREEMENT

INVESTEC BANK PLC,
as the Administrative Agent

By:	/s/ Steven Cowland
Name:	Steven Cowland
Title:	Authorised Signatory

By:	/s/ Shelagh Kirkland
Name:	Shelagh Kirkland
Title:	Authorised Signatory

SIGNATURE PAGE TO DEPOSITARY AGREEMENT

LIBERTY bank,
as Depositary Agent

By:	/s/ Daniel Longo
Name:	Daniel Longo
Title:	First Vice President

SIGNATURE PAGE TO DEPOSITARY AGREEMENT

EXHIBIT A
to the Depositary Agreement

FORM OF WITHDRAWAL CERTIFICATE

Date: ___________, ____

Requested Disbursement Date: ___________, ____

LIBERTY BANK,

as Depositary Agent

[Address]

[Address]

Attn: [______]

Telephone:

Email:

INVESTEC BANK PLC,

as Administrative Agent and Collateral Agent

30 Gresham Street,

London, EC2V 7QP

United Kingdom

Attention: Group Lending Operations Transaction Management Team & Agency Team

Telephone No: + 44 20 7597 3770

Email: GLO-TransactionManagement-GeneralLending@investec.co.uk; GLOAgency@investec.co.uk

Re: FuelCell Energy Opco Finance 1, LLC

Ladies and Gentlemen:

Reference is made to the Depositary Agreement, dated as of May 19, 2023 (the “Depositary Agreement”), among FuelCell Energy Opco Finance 1, LLC, a Delaware limited liability company (the “Borrower”), INVESTEC BANK PLC, as administrative agent for the Lenders (together with its permitted successors in such capacity, the “Administrative Agent”), INVESTEC BANK PLC, as collateral agent for the Secured Parties (together with its permitted successors in such capacity, the “Collateral Agent”), and LIBERTY BANK, as depositary agent (together with its permitted successors in such capacity, the “Depositary Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned (whether directly or by reference to another agreement) in the Financing Agreement or, if not defined therein, shall have the meanings given to them in the Depositary Agreement.

The undersigned is an Authorized Officer of the Borrower and is delivering this certificate (this “Withdrawal Certificate”) pursuant to Section[s] [Section 3.2(a)] [3.2(b)] [3.3(c),] [3.3(d)] [3.3(e)] [3.4] [3.5(b)] [3.6(a)] [3.6(b)] [and] [3.12] of the Depositary Agreement.

1.	Revenue Account. [The following withdrawals and transfers are requested to be made from the Revenue Account on [___________, ____] (which such date is the Closing Date) in accordance with this Withdrawal Certificate. In accordance with Section [__] of the Depositary Agreement, the Borrower hereby requests that $[_________] be withdrawn from the Revenue Account and disbursed in accordance with the flow of funds memorandum attached hereto as Schedule [ ].][1]

Exhibit A-1

2.	Revenue Account.(a)Invasion of Accounts. In accordance with Section 3.12 of the Depositary Agreement, we have determined that the amounts on deposit in the Revenue Account (after giving effect to the requested transfer from the Debt Service Reserve Account contemplated by Section 3(a) of this Withdrawal Certificate) are not sufficient to make the withdrawals, transfers and retentions described in Section 2(b) through (h) below. As such, we request that $[_________] be withdrawn from the Distribution Reserve Account and transferred to the Revenue Account prior to making the transfers described in Section 2(b) through (h) of this Withdrawal Certificate.

In accordance with Section 3.2(b) of the Depositary Agreement, the Borrower hereby requests that the following withdrawals, transfers and/or retentions, as applicable, be made from the Revenue Account on [___________, ____] (which such date is a Funding Date [and a Quarterly Payment Date]) in accordance with this Withdrawal Certificate after giving effect to the transfers to be made as described in [the preceding paragraph and][Section 3(a)] of this Withdrawal Certificate:

(b)	[Borrower to Include for Funding Dates.] In accordance with clause FIRST of Section 3.2(b) of the Depositary Agreement, we request that $[_________] be withdrawn and transferred, as set forth in greater detail in Part A of Schedule I hereto for payment in respect of Operation and Maintenance Expenses in accordance with the Budget.

(c)	[Borrower to Include for Funding Dates.] In accordance with clause SECOND of Section 3.2(b) of the Depositary Agreement, we request that $[_________], the Borrower’s good faith estimate, in accordance with the Budget, of the Operation and Maintenance Expenses reasonably anticipated to be due and payable within the succeeding 30-day period (taking into account and without duplication of any Operation and Maintenance Expenses requested on any prior Funding Date), be retained in the Revenue Account.

(d)	[For Quarterly Payment Dates.] In accordance with clause THIRD of Section 3.2(b) of the Depositary Agreement and as set forth in greater detail in Part B of Schedule I hereto, we request that $[_________] be withdrawn and transferred to:[2]

(i)	the Administrative Agent in an amount equal to the sum (without duplication) of all administrative fees, costs and expenses and indemnification payments then due and payable, or which will become due and payable prior to the next Funding Date, to any Lender Party (other than the Agents) under the Financing Documents;

(ii)	the Collateral Agent, the Depositary Agent and each other Agent entitled thereto in an amount equal to the sum (without duplication) of all fees, costs and expenses and indemnification payments then due and payable, or which will become due and payable prior to the next Funding Date, to such Agents under the applicable Financing Documents; and

[1]	To be used for Closing Date.

[2]	If the amounts in the Revenue Account are insufficient on any date to make the transfers and payments specified in priority THIRD of Section 3.2(b) of the Depositary Agreement, then the amounts on deposit in the Revenue Account at such time shall be transferred to the Administrative Agent, each Agent, and the Interest Rate Protection Providers, pro rata based on the respective amounts then due and payable to such Persons.

Exhibit A-2

(iii)	each Interest Rate Protection Provider in an amount equal to the sum (without duplication) of all fees, costs and expenses and indemnification payments then due and payable, or which will become due and payable prior to the next Funding Date, to such Interest Rate Protection Provider under the applicable Interest Rate Agreement.

(e)	[For Quarterly Payment Dates.] In accordance with clause FOURTH of Section 3.2(b) of the Depositary Agreement and as set forth in greater detail in Part C of Schedule I hereto, we request that $[_________] be withdrawn and transferred to:[3]

(i)	the Administrative Agent to pay LC Fees and interest on the Loans then due and payable to the Lenders under the Financing Documents; and

(ii)	the Interest Rate Protection Providers to pay Ordinary Course Settlement Payments under any Interest Rate Agreements then due and payable;

(f)	[For Quarterly Payment Dates.] In accordance with clause FIFTH of Section 3.2(b) of the Depositary Agreement and as set forth in greater detail in Part D of Schedule I hereto, we request that (i) $[_________] be withdrawn and transferred to the to:[4]

(i)	the Administrative Agent to pay principal on the Loans and Reimbursement Obligations then due and payable or scheduled to become due and payable prior to the next Funding Date to the Lender Parties under the Financing Documents; and

(ii)	the Interest Rate Protection Providers to pay Hedge Termination Payments under any Interest Rate Agreement then due and payable;

(g)	[For Quarterly Payment Dates.] In accordance with clause SIXTH of Section 3.2(b) of the Depositary Agreement and as set forth in greater detail in Part E of Schedule I hereto, we request that $[_________] be withdrawn and transferred to the Administrative Agent to pay an amount equal to any then applicable Cash Sweep Amount.

(h)	[For Quarterly Payment Dates.] In accordance with clause SEVENTH of Section 3.2(b) of the Depositary Agreement and as set forth in greater detail in Part F of Schedule I hereto, we request that $[_________] be withdrawn and transferred to the Administrative Agent to pay any mandatory prepayment due and owing under Section 2.4(h)(iv) of the Financing Agreement.

[3]	If the amounts in the Revenue Account are insufficient on any date to make the transfers and payments specified in priority FOURTH of Section 3.2(b) of the Depositary Agreement, then the amounts on deposit in the Revenue Account at such time shall be transferred to the Administrative Agent and the Interest Rate Protection Providers, pro rata based on the respective amounts then due and payable to such Persons.

[4]	If the amounts in the Revenue Account are insufficient on any date to make the transfers and payments specified in priority FIFTH of Section 3.2(b) of the Depositary Agreement, then the amounts on deposit in the Revenue Account at such time shall be transferred to the Administrative Agent and the Interest Rate Protection Providers, pro rata based on the respective amounts then due and payable to such Persons.

Exhibit A-3

(i)	[For Quarterly Payment Dates.] In accordance with clause EIGHTH of Section 3.2(b) of the Depositary Agreement, we request that $[_________] be withdrawn and transferred from the Revenue Account to the Debt Service Reserve Account [to fund the Debt Service Reserve Account so that the amount on deposit in or credited to the Debt Service Reserve Account plus the Stated Amount under all issued and outstanding DSR Letters of Credit equals the Debt Service Reserve Requirement as of the date of this Withdrawal Certificate] [, such amount being equal to the amount remaining in the Revenue Account on the date hereof after giving effect to the withdrawals, transfers and retentions specified in priorities FIRST through SEVENTH in Section 3.2(b) of the Depositary Agreement].

(j)	[For Funding Dates.] In accordance with clause NINTH of Section 3.2(b) of the Depositary Agreement, we request that $[_________] be withdrawn and transferred from the Revenue Account to the Capital Expenditure Reserve Account [to fund the Capital Expenditure Reserve Account so that the amount on deposit in or credited to the Capital Expenditure Reserve Account equals the Capital Expenditure Reserve Requirement, as of the date hereof] [, such amount being equal to the amount remaining in the Revenue Account after giving effect to the withdrawals, transfers and retentions specified in priorities FIRST through EIGHTH in Section 3.2(b) of the Depositary Agreement].

(k)	[For Funding Dates.] In accordance with clause TENTH of Section 3.2(b) of the Depositary Agreement and as set forth in greater detail in Part G of Schedule I hereto, we request that $[_________] be withdrawn and transferred from the Revenue Account to the Administrative Agent. Such amount requested represents (i) an amount equal to the voluntary prepayment amount in respect of the Loans together with any accrued and unpaid interest, fees and Breakage Costs in respect thereof (to the extent payable on such Funding Date) and (ii) Hedge Termination Payments under any Interest Rate Agreement due and payable as a result of such voluntary prepayment of the Term Loans.

(l)	[For Quarterly Payment Dates.] In accordance with clause ELEVENTH of Section 3.2(b) of the Depositary Agreement, we request $[_________] be withdrawn and transferred and as set forth in greater detail in Part H of Schedule I hereto, (i) to any Person for repayment of Indebtedness (other than the Obligations) permitted under Section 5.13 of the Financing Agreement then due and payable or scheduled to become due and payable prior to the next Quarterly Payment Date and (ii) to the Borrower for Investments permitted under Section 5.15 of the Financing Agreement, except, in each case, for any Restricted Payments set forth under Section 5.11 of the Financing Agreement; and

(m)	[For Quarterly Payment Dates.] In accordance with clause TWELFTH of Section 3.2(b) of the Depositary Agreement, we request that the remaining balance on deposit in the Revenue Account be withdrawn and transferred to the Distribution Reserve Account.

3.	Debt Service Reserve Account.

(a)	[In accordance with Section 3.3(c) of the Depositary Agreement, we request that $[_________] be withdrawn from the Debt Service Reserve Account and transferred to the Revenue Account. Such amount requested represents an amount equal to the Excess Debt Service Reserve Amount.]

(b)	In accordance with Section 3.3(d) of the Depositary Agreement, we request that $[_________] be withdrawn from the Debt Service Reserve Account and transferred as set forth in greater detail in Part I of the attached Schedule I to the Administrative Agent to pay the Debt Payment Deficiency. Such amount requested represents [an amount equal to the Debt Payment Deficiency] [the aggregate amount of funds on deposit or credited to the Debt Service Reserve Account].

Exhibit A-4

(c)	In accordance with Section 3.3(e) of the Depositary Agreement, we request that $[_________] be withdrawn from the Debt Service Reserve Account and transferred to the Revenue Account. [The Borrower hereby certifies that the Borrower has provided a DSR Letter of Credit to the Collateral Agent.]

4.	Redemption Account. In accordance with Section 3.4 of the Depositary Agreement, we request that $[_________] be withdrawn from the Redemption Account and transferred as set forth in greater detail in Part J of the attached Schedule I to the Administrative Agent to prepay the Loans as set forth in Section 2.4(h)(iv) of the Financing Agreement. Capital Expenditure Reserve Account. In accordance with Section 3.5 of the Depositary Agreement, we request that $[_________] be withdrawn from the Capital Expenditure Reserve Account and transferred as set forth in greater detail in Part K of the attached Schedule I for the payment of Permitted Replacement Expenditures. Distribution Reserve Account. In accordance with Section 3.6(a) of the Depositary Agreement, we request that $[_________] be withdrawn from the Distribution Reserve Account and transferred as set forth in greater detail in Part L of the attached Schedule I. As part of this request, we hereby certify that the requested date of transfer is no later than ten (10) Business Days after the most recent Quarterly Payment Date and, as of the date of such withdrawal from the Distribution Reserve Account, each of the conditions to the making of a Restricted Payment set forth in Section 5.11 of the Financing Agreement is satisfied.

*      *      *

Exhibit A-5

The Borrower hereby represents and warrants that Borrower is entitled, pursuant to the Depositary Agreement and the Financing Agreement, to request the transfers in the manner, at the times and in the amounts set forth herein.

IN WITNESS WHEREOF, the Borrower has caused this Withdrawal Certificate to be duly executed and delivered by an Authorized Officer of the Borrower as of the date first written above.

FUELCELL ENERGY OPCO FINANCE 1, LLC,
as the Borrower

By:
Name:
Title: ]

INVESTEC BANK PLC,
as the Administrative Agent [pursuant to Section 3.3(c) of the Depositary Agreement]

By:
Name:
Title:	]

INVESTEC BANK PLC,
as the Collateral Agent, [solely for the purpose of confirming receipt of the DSR Letter of Credit pursuant to Section 3.3(e) of the Depositary Agreement]

By:
Name:
Title:	]

Exhibit A-6

SCHEDULE I
to Withdrawal Certificate

Part A: Disbursements from Revenue Account for Payment of Operation and Maintenance Expenses

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions (Include city, state, and country of payee)	Amount
$[__________]
$[__________]
$[__________]
[Insert additional rows as necessary]				$[__________]
			Total:	$[__________]

Part B: Disbursements from Revenue Account for Payment of Fees

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions (Include city, state, and country of payee)	Amount
$[__________]
$[__________]
$[__________]
[Insert additional rows as necessary]				$[__________]
			Total:	$[__________]

Part C: Disbursements from Revenue Account for Payment of Loan Interest, Ordinary Course Settlement Payments and LC Fees

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions (Include city, state, and country of payee)	Amount
$[__________]
$[__________]
$[__________]
[Insert additional rows as necessary]				$[__________]
			Total:	$[__________]

Exhibit A-7

Part D: Disbursements from Revenue Account to Administrative Agent for Payment of Principal on the Loans, Reimbursement Obligations, Hedge Termination Payments and any Reimbursement Obligations

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions (Include city, state, and country of payee)	Amount
	Administrative Agent			$[__________]

Part E: Disbursements from Revenue Account for Payment of Cash Sweep Amount

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions (Include city, state, and country of payee)	Amount
$[__________]
$[__________]
$[__________]
[Insert additional rows as necessary]				$[__________]
			Total:	$[__________]

Part F: Disbursements from Revenue Account for Payment of Mandatory Prepayments

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions (Include city, state, and country of payee)	Amount
$[__________]
$[__________]
$[__________]
[Insert additional rows as necessary]				$[__________]
			Total:	$[__________]

Exhibit A-8

Part F: Disbursements from Revenue Account for Voluntary Prepayments and Hedge Termination Payments

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions (Include city, state, and country of payee)	Amount
$[__________]
$[__________]
$[__________]
[Insert additional rows as necessary]				$[__________]
			Total:	$[__________]

Part G: Disbursements from Revenue Account to payees made in accordance with the terms and conditions of the Financing Agreement

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions (Include city, state, and country of payee)	Amount
$[__________]
$[__________]
$[__________]
[Insert additional rows as necessary]				$[__________]
			Total:	$[__________]

Part H: Disbursements from Revenue Account to payees made in accordance with the terms and conditions of the Financing Agreement

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions (Include city, state, and country of payee)	Amount
$[__________]
$[__________]
$[__________]
[Insert additional rows as necessary]				$[__________]
			Total:	$[__________]

Exhibit A-9

Part I: Disbursements from Debt Service Reserve Account to Administrative Agent for Payment of Debt Payment Deficiency

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions (Include city, state, and country of payee)	Amount
	Administrative Agent			$[__________]

Part J: Disbursements from Redemption Account to Administrative Agent for Mandatory Loan Prepayment

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions (Include city, state, and country of payee)	Amount
	Administrative Agent			$[__________]

Part K: Disbursements from Capital Expenditure Reserve Account

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions (Include city, state, and country of payee)	Amount
$[__________]
$[__________]
$[__________]
[Insert additional rows as necessary]				$[__________]
			Total:	$[__________]

Part L: Restricted Payments from Distribution Reserve Account

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions (Include city, state, and country of payee)	Amount
$[__________]
$[__________]
$[__________]
[Insert additional rows as necessary]				$[__________]
			Total:	$[__________]

Exhibit A-10